Exhibit 10.1

AMENDMENT NO. 1 TO LOAN DOCUMENTS

This Amendment No. 1 to Loan Documents (the “Amendment”), dated as of December 30, 2015, is made by and between IONIS PHARMACEUTICALS, INC., f/k/a ISIS PHARMACEUTICALS, INC. (the “Borrower”), and MORGAN STANLEY PRIVATE BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

A   The Lender and the Borrower entered into that certain Line of Credit Agreement dated as of June 16, 2015 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof, the “Agreement” and, together with all of the other documents executed in connection therewith from time to time, collectively, the “Loan Documents”).

B.   The Lender and the Borrower desire to amend the Loan Documents as set forth in this Amendment.

AGREEMENT

1.              Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.              Amendments to Loan Documents.

(a)	Any and all references to “Borrower”, “Grantor” or “Isis Pharmaceuticals, Inc.” in the Loan Documents are hereby amended and restated as, and deemed to be references to, “Ionis Pharmaceuticals, Inc.”.

3.              Additional amendments to Agreement.

(a)	Section 5.03(a) of the Agreement is hereby amended and restated as follows:

“(a)            Maximum Balance Sheet Leverage.  Not permit the ratio of Total Unsubordinated Liabilities to Tangible Net Worth to exceed 3.50 to 1.00 at any time, measured on a quarterly basis.”

(b)	Schedule 4.01(h) of the Agreement is hereby amended and replaced with Schedule 4.01(h) attached hereto as Exhibit A.

4.              No Estoppel.  The replacement of Schedule 4.01(h) as effected by this Amendment shall in no way constitute a waiver or estoppel by the Lender of any future failures of the Borrower to update Schedule 4.01(h) as required by the terms of the Agreement.

5.              Representations and Warranties.  When the Borrower signs this Amendment, the Borrower represents and warrants to the Lender that:  (a) no event has occurred and is continuing that constitutes a Default under the Agreement except those events, if any, that have been disclosed in writing to the Lender or waived in writing by the Lender, (b) the representations and warranties in the Agreement are correct in all material respects as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

6.              Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

7.              Electronic Signature; Counterparts.  This Amendment may be executed and delivered by electronic signature and in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

LENDER:		BORROWER:

MORGAN STANLEY PRIVATE BANK, NATIONAL ASSOCIATION		IONIS PHARMACEUTICALS, INC.

By:	/s/Mark Reardon	By:	/s/ Elizabeth L. Hougen
Name:	Mark Reardon	Name:	Elizabeth L. Hougen
Title:	Authorized Signatory	Title:	SVP Finance and CFO

Amendment No. 1 to
Loan Documents

Exhibit A

SCHEDULE 4.01(h)

TO LINE OF CREDIT AGREEMENT WITH
IONIS PHARMACEUTICALS, INC.

OWNERSHIP

Owner	Entity	Percentage
FMR LLC	Ionis Pharmaceuticals, Inc.	14.8%(1)
ClearBridge Investments, LLC	Ionis Pharmaceuticals, Inc.	7.4%(1)
Baillie Gifford & Co.	Ionis Pharmaceuticals, Inc.	7.4%(1)
The Vanguard Group	Ionis Pharmaceuticals, Inc.	7.3%(1)
BB Biotech AG	Ionis Pharmaceuticals, Inc.	5.6%(1)
Ionis Pharmaceuticals, Inc.	Isis USA Limited	100%
Ionis Pharmaceuticals, Inc.	PerIsis I Development Corporation	100%
Ionis Pharmaceuticals, Inc.	Symphony GenIsis, Inc.	100%
Ionis Pharmaceuticals, Inc.	Akcea Therapeutics, Inc.	100%

(1)	Based on most recent filings with the SEC